Exhibit 99.1

Australia ’ s Leading Neocloud Investor Presentation 01

Disclaimer

PART 1/3

This presentation (this “Presentation”) is provided solely for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity or debt.

On January 28, 2025, SharonAI Inc., a Delaware corporation (“Sharon” or “SHARONAI”), and Roth CH Acquisition Co., a Cayman Islands exempted company (“ROTH CH”), entered into a Business Combination Agreement (as it may be further amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) regarding a proposed business combination and related transactions (the “Proposed Business Combination”).

The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Sharon and ROTH CH assume no obligation to update the information in this Presentation, except as required by law.

No Offer of Solicitation

This Presentation does not constitute a proxy statement or solicitation of a proxy, consent, vote or authorization with respect to any securities or in respect of the Proposed Business Combination and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange any securities, nor shall there be any sale, issuance or transfer of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No Representation or Warranties

All information is provided “AS IS” and no representations or warranties, of any kind, express or implied are given in, or in respect of, this Presentation. To the fullest extent permitted by law in no circumstances will Sharon, ROTH CH or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither Sharon nor ROTH CH has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Sharon or the Proposed Business Combination. Viewers of this Presentation should each make their own evaluation of the company and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.

Industry and Market Data

In this Presentation, we rely on and refer to information and statistics regarding market participants in the sectors in which Sharon competes and other industry data. We obtained this information and statistics from third-party sources, including reports by market research firms and company filings.

Trademarks

This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but Sharon will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

02

PART 2/3

Use of Projections

This Presentation contains projected financial information with respect to Sharon and ROTH CH. Such projected financial information constitutes forward-looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See “Forward-Looking Statements” below. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved.

Important Information About the Proposed Business Combination and Where to Find It

In connection with the Proposed Business Combination, Roth CH Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of ROTH CH (“Holdings”) has filed with the SEC a preliminary registration statement on Form S-4 on May 14, 2025, which includes a definitive proxy statement of ROTH CH and a prospectus of Holdings for the registration of Holdings securities (as amended from time to time, the “Registration Statement”). A full description of the terms of the Proposed Business Combination is provided in the Registration Statement. ROTH CH urges investors, stockholders and other interested persons to read the Registration Statement and the definitive proxy statement/prospectus, as well as other documents filed with the SEC because these documents will contain important information about Sharon, ROTH CH, Holdings and the Proposed Business Combination. After the Registration Statement has been declared effective by the SEC, the definitive proxy statement/prospectus and other relevant documents will be mailed to stockholders of ROTH CH as of a record date established for voting on the Proposed Business Combination. Stockholders and other interested persons will also be able to obtain a copy of the proxy statement, without charge, by directing a request to: Roth CH Acquisition Co., 888 San Clemente Drive, Suite 400, Newport Beach, CA 92660. The definitive proxy statement/prospectus, can also be obtained, without charge, at the SEC's website (www.sec.gov). The information contained on, or that may be accessed through, the websites referenced in this Presentation is not incorporated by reference into, and is not a part of, this Presentation.

Participants in the Solicitation

Sharon, ROTH CH and their respective directors and executive officers may be deemed to be participants in the participants in the solicitation of proxies from stockholders in connection with the Proposed Business Combination Combination described herein under the rules of the SEC. Information about such persons and a description of their description of their interests are included in the Registration Statement filed with the SEC. These documents can be documents can be obtained free of charge from the sources indicated above.

Cautionary Statements Regarding Forward Looking Statements

This Presentation contains forward-looking statements including, but not limited to, Sharon’s and ROTH CH’s ROTH CH’s expectations or predictions of future financial or business performance or conditions. Forward-looking Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that statements that are not historical facts, including statements concerning possible or assumed future actions, business actions, business strategies, events or results of operations, are forward-looking statements. These statements may statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends,” or “scheduled,” “anticipates,” “intends,” or similar expressions. Such forward-looking statements involve risks and involve risks and uncertainties that may cause actual events, results or performance to differ materially from those from those indicated by such statements. Certain of these risks are identified and discussed in the Registration Registration Statement under the heading “Risk Factors.” These risk factors will be important to consider in consider in determining future results and should be reviewed in their entirety. These forward-looking statements are statements are expressed in good faith, and ROTH CH and Sharon believe there is a reasonable basis for them. for them. However, there can be no assurance that the events, results or trends identified in these forward-looking forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are the date they are made, and neither ROTH CH nor Sharon is under any obligation, and expressly disclaim any disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of a result of new information, future events or otherwise, except as required by law.

03

PART 3/3

In addition to factors previously disclosed in ROTH CH's reports filed with the SEC and those identified elsewhere in this Presentation, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (i) expectations regarding Sharon's strategies and future financial performance, including its future business plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and Sharon's ability to invest in growth initiatives and pursue acquisition opportunities; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (iii) the outcome of any legal proceedings that may be instituted against Sharon or ROTH CH following announcement of the Proposed Business Combination and the transactions contemplated thereby; (iv) the inability to complete the Proposed Business Combination due to, among other things, the failure to obtain ROTH CH stockholder approval on the expected terms and schedule, as well as the risk that regulatory approvals required for the Proposed Business Combination are not obtained or are obtained subject to conditions that are not anticipated; (v) the failure to complete the planned PIPE financing; (vi) the risk that the announcement and consummation of the Proposed Business Combination disrupts Sharon's current operations and future plans; (vii) the ability to recognize the anticipated benefits of the Proposed Business Combination; (viii) unexpected costs related to the Proposed Business Combination; (ix) limited liquidity and trading of ROTH CH's securities; (x) geopolitical risk and changes in applicable laws or regulations; (xiv) the possibility that ROTH CH and/or Sharon may be adversely affected by other economic, business, and/or competitive factors; (xi) operational risk; (xii) risk that the COVID-19 pandemic, and local, state, and federal responses to addressing the pandemic may have an adverse effect on our business operations, as well as our financial condition and results of operations; (xiii) the risks that the consummation of the Proposed Business Combination is substantially delayed or does not occur; (xiv) the risk that Sharon will be unable to complete the Supercluster; and (xv) the risk that Sharon will be unable to complete the Texas Critical Data Center development project.

Any financial projections in this Presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Sharon's and ROTH CH's control. While all projections are necessarily speculative, Sharon and ROTH CH believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this Presentation should not be regarded as an indication that Sharon and ROTH CH, or their representatives, considered or consider the projections to be a reliable prediction of future events.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. The foregoing list of factors is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in ROTH CH and is not intended to form the basis of an investment decision in ROTH CH. Readers should carefully review the foregoing factors and other risks and uncertainties described in the "Risk Factors" section of the reports, which ROTH CH has filed or will file from time to time with the SEC. There may be additional risks that neither Sharon nor ROTH CH presently know, or that Sharon and ROTH CH currently believe are immaterial, that could cause actual results to differ from those contained in forward looking statements. For these reasons, among others, investors and other interested persons are cautioned not to place undue reliance upon any forward- looking statements in this Presentation. All subsequent written and oral forward-looking statements concerning Sharon and ROTH CH, the Proposed Business Combination or other matters and attributable to Sharon and ROTH CH or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

04

Exponential AI/HPC Growth Fuels SHARON AI

AI/HPC workloads are in high demand, GPU and energy infrastructure may not be sufficient to meet future demand - SHARON AI provides sovereign, scalable, energy-efficient infrastructure

SHARON - AI -

NVIDIA | Partner

SHARON AI Cloud

Enterprise grade AI Cloud, first mover advantage in Australia.

SHARON AI Supercluster

NVIDIA Certified Cloud Partner, multiple operating GPU Clusters, building on NVIDIA Reference Architecture.

SHARON AI Studio

Specialized AI/HPC tooling, including one-click deployments with a focus on customer requirements.

1 GW Data Center Development Project in Texas

Hybrid model with AI Data Center Development in Texas + Enterprise grade co-location AI Cloud in Australia.

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Thi s deman d surg e i s fuele d b y many factor s including: 06 - The rise of AI Cloud and GPU accelerated computing applications. - The increasing demand for automation and robotics. - The integration of AI into enterprise, government and enterprise workflows. - B reakthroughs in AI models and demand for training and inference. 250 200 150 100 50 0 2023 2030 Other w o r k load Generat ive A l w o r k load +22% CAGR +39% CAGR +16% CAGR Estimated global data center capacity demand, gigawatts 100 80 60 40 20 0 2023 2030 +33% CAGR Demand for ad v anced - AI capacity % of total data center capacity demand Midrang e scenari o i s base d o n anal y s i s o f A l adoptio n trends ; gro wt h i n shipment s o f differen t t y pe s o f chip s (application - spe c ifi c integrated circuits , graphic s processin g units , etc ) an d associate d po w e r consumption ; an d th e t y pica l compute , storage , an d net w or k need s o f Al w o r kloads . De m an d i s m easu r e d b y po w e r consu m ptio n t o r eflec t th e nu m be r o f se rv e r s a facilit y ca n house . M cKinse y Dat a Center Deman d model “A I po w er : Expandin g dat a cente r capacit y t o mee t growin g demand ” McKins e y & Compan y Oc t 2024. Acceleratin g Deman d for AI/HPC & Energ y Infrastructure

Accelerating Demand for AI/HPC & Energy Infrastructure



OpenAI Announces $500B Stargate Project to Fuel AI Innovation

https://openai.com/index/announcing-the-stargate-project/

OpenAI and NVIDIA Announce Strategic Partnership to Deploy 10 Gigawatts of NVIDIA Systems

https://nvidianews.nvidia.com/news/openai-and-nvidia-announce-strategic-partnership-to-deploy-10gw-of-nvidia-systems


Meta

Facebook-parent Meta to Invest $10 Billion in Louisiana Data Center

https://www.reuters.com/technology/meta-invest-10-billion-louisiana-data-center-2024-12-04/

Elon Musk's xAI targets one million GPUs for Colossus supercomputer in Memphis

https://www.datacenterdynamics.com/en/news/xai-elon-musk-memphis-colossus-gpu/

Lambda Raises $480M to Expand AI Cloud Platform and Infrastructure

https://www.businesswire.com/news/home/20250219042887/en/Lambda-Raises-480M-to-Expand-AI-Cloud-Platform



Nebius signs $17.4 billion AI infrastructure deal with Microsoft, shares jump

https://www.reuters.com/business/finance/macquarie-invest-up-5-bln-applied-digital-data-centers-wsj-reports-2025-01-14/



Oracle, OpenAI Sign $300 Billion Cloud Deal

https://www.wsj.com/business/openai-oracle-sign-300-billion-computing-deal-among-biggest-in-history-ff27c8fe

CoreWeave Expands Agreement with OpenAI by up to $6.5B

https://investors.coreweave.com/news/news-details/2025/CoreWeave-Expands-Agreement-with-OpenAI-by-up-to-6-5B/default.aspx

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SHARON AI - AI/HPC Strategic Partners

Lenovo

SHARON AI has partnered with Lenovo, utilizing their Truscale Program and sales go to market.

NVIDIA Partner

NVIDIA Certified Cloud Partner, multiple operating GPU Clusters, building on NVIDIA Reference Architecture.

CISCO

SHARON AI has signed a MOU for Strategic Partnership for Managed Enterprise Cloud AI Solutions to accelerate and expand SHARON AI's go to market opportunities.

NEXTDC

SHARON AI has partnered with NEXTDC to build Australia's Sovereign High Performance AI Infrastructure. NEXTDC has 17 Data Centers, 244MW of contracted utilization and a 3GW Development Pipeline.

VAST

SHARON AI has partnered with VAST Data and has integrated with VAST's AI Operating System, which unifies storage, database, and runtime, bringing together all the services needed to run ai pipelines at scale.

Megaport

SHARON AI has partnered with Megaport to enable advanced connectivity to Cloud, Enterprise and Research Customers Globally in over 1000 data centers across 26 countries to privately connect to the SHARON AI Cloud.

Partners

Information current as at October 2025



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SHARON AI + NEXTDC - Building Australia's Sovereign AI Infrastructure

NEXTDC | SHARON AI

Building Australia's Sovereign High Performance AI Infrastructure

Active collaboration on expanded capacity to further grow Australia's AI footprint

SHARON AI Supercluster
Live at NEXTDC Tier IV M3 Data Center

NEXTDC has 17 Data Centers, 244MW of contracted utilization and a 3GW Development Pipeline


NEXTDC
M3 MELBOURNE DATA CENTRE

"As AI-driven innovation accelerates, NEXTDC is excited to be supporting the ongoing development of SHARON AI's product range as one of Australia's most advanced GPU-as-a-Service (GPUaaS) platforms that empowers organisations with scalable, high-performance computing."

David Dzienciol
Chief Commercial Officer, NEXTDC Limited

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SHARON AI + Cisco - Strategic Partnership for Managed Enterprise Cloud AI Solutions

Cisco Secure AI Factory with NVIDIA

SHARON AI branded AI-ready Cloud services that leverage Cisco products and technologies

Accelerated go-to-market sales opportunities

Design, market and deliver architected enterprise-ready Cloud and AI solutions


Nexus Dashboard
Welcome, Carlos
Infrastructure
5
Fabrics
5
Inter-fabric
64
Switches
400

"Cisco is thrilled to partner with Sharon AI, combining our AI infrastructure with their GPU-as-a-Service to power Australia's Neo cloud business and accelerate AI innovation."

Harsha Hewapathirane
Managing Director, Enterprise Commercial & Service Provider Sales at Cisco Australia

10

The SHARON AI Supercluster

SHARON AI has built multiple GPU clusters and has deployed network architecture for a new NVIDIA Reference Architecture 1K cluster in NEXTDC's Tier IV Data Center in Melbourne, Australia, supporting NVIDIA H200 and B200 GPU's

- New cluster integrates NVIDIA GPU's and VAST Data's *Insight Engine:*

  "Together, Sharon AI and the VAST InsightEngine orchestrate event triggers and function, connected to data pipelines that scale complex multistep retrieval and reasoning workflows within a sovereign environment,"

  - Ofir Zan, AI Solutions & Enterprise Lead, VAST Data

- SHARON AI collaborates with The University of New South Wales on the cluster for advanced reasoning focused AI-research including both small and large LLM's, weather forecasting prediction models and other science.



Sharon AI Launches Sovereign GPU SuperCluster to Power Secure AI for Australian Enterprises, Government & Research

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"AI and accelerated computing provide the backbone for industries across Australia to advance and scale their work with unprecedented efficiency. With NVIDIA H200 GPUs and NVIDIA Quantum-2 Infiniband. SHARON AI is building a world-class GPUaaS platform that can drive innovation and empower Australian businesses and researchers to tackle the most complex AI challenges."

Sudarshan Ramachandran

Country Manager Enterprise, ANZ at NVIDIA[1]

(1): "Sharon AI to Forge Australia's AI Future with Groundbreaking GPUaaS Supercomputer Featuring NVIDIA Accelerated Computing and Software" Businesswire, March 11, 2025.

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Illustrative Unit Economics for 1016 x B200 GPU (1K) cluster

Assumptions include:

- 1016 x Nvidia B200 GPUs generating $3.40/hr/GPU with 90% utilization
- Capex fully funded, payback 2.3yrs, expected useful life of 6+ years
- Gross Profit = Revenue minus Direct Costs (Power, Data Center, Connectivity)

Operation	Annual	Capex	
Revenue	$27,234,489	GPU/Server/Network	$48,688,000
COGS	($5,582,996)	Colo Setup	$300,000
GP	$21,651,493	Total	$48,988,000
GP%	80%		

All assumptions and projections are illustrative only and actual results will vary. There can be no assurances that all the assumed capex can be raised, GPUs can be deployed under existing colocation contracts, assumed utilization metrics will be met or that assumed GPU hourly rates will be achieved. Market information as of October 2025.



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Illustrative GPU Annual Revenue Analysis

Illustrative GPU Annual Revenue equals stated number of GPUs times stated GPU Rate per Hour times 8,760 hours times 90% assumed utilization.

		GPU Rate per Hour				
Number of B200 GPU		$ 2.00	$ 2.50	$ 3.00	$ 3.50	$ 4.00
	200	$ 3,153,600	$ 3,942,000	$ 4,730,400	$ 5,518,800	$ 6,307,200
	500	$ 7,884,000	$ 9,855,000	$ 11,826,000	$ 13,797,000	$ 15,768,000
	750	$ 11,826,000	$ 14,782,500	$ 17,739,000	$ 20,695,500	$ 23,652,000
	1000	$ 15,768,000	$ 19,710,000	$ 23,652,000	$ 27,594,000	$ 31,536,000
	2000	$ 31,536,000	$ 39,420,000	$ 47,304,000	$ 55,188,000	$ 63,072,000
	3,000	$ 47,304,000	$ 59,130,000	$ 70,956,000	$ 82,782,000	$ 94,608,000

All assumptions and projections are illustrative only and actual results will vary. There can be no assurances that all the assumed capex can be raised, GPUs can be deployed under existing colocation contracts, assumed utilization metrics will be met or that assumed GPU hourly rates will be achieved. Market information as of October 2025.



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1 GW AI Data Center Campus Development in Texas

The SHARON AI Board and management team have significant experience in US energy and infrastructure markets having built over 100 Modular Data Centers across 200MW of energy in Texas, Georgia & Pennsylvania in their prior roles.

Significant Progress Achieved To Date

Large Scale Data Center Campus Development – 235 acres secured.

- Phase 1 engineering complete including environmental and feasibility assessments and initial site improvements, large load grid interconnection application to be submitted to ERCOT. TB1
- Phase 2 engineering has now begun, focusing on detailed site planning, site clearing, and infrastructure Integration for the data center campus.
- Acquired 235 acres + exclusive non-binding LOI on an additional contiguous 203 acres for a total of 438 acres, ideally suited for large-scale Data Center Campus.
- Non-binding letter agreement with Thunderhead Energy Solutions LLC for the financing, construction and operation of up to 1 GW behind the meter gas-fired power generation.

Strategic Location: Ector County, Texas (Permian Basin).

- Fiber optic cable for high-speed connectivity.
- Natural gas transmission lines for behind the meter energy supply.
- Proximity to cities of Odessa & Midland, over 350,000 inhabitants.
- Adjacent to I-20, facilitating road transportation of equipment and personnel during construction.
- Close to several new large data center developments in West Texas.

SHARON AI and New Era Energy and Digital Inc (NASDAQ:NUAI) 50/50 Joint Venture - Texas Critical Data Centers LLC (TCDC) - Up To 1 GW Data Center Campus Development in the Permian Basin


Permian Basin
Proposed Data Center Campus

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SHARON AI – Accelerated Computing Infrastructure Platform

SHARON -AI-

Cloud infrastructure and expert AI/ML/HPC technicians, delivering customer objectives on SHARON AI Cloud.

Addressable Customer Use Cases

Banking · Insurance · Resources · Healthcare · Higher Education · Research · Defence · VFX

Platform as a Service

Inference · LLMs · Fine Tuning · NIMs

PyTorch · RStudio · ONNX · OpenCV · TensorFlow

Services

AI Ops · Networking · Solutions Architects · Systems Integration · Data Management

DEADLINE · kubernetes · slurm · OpenCue

GPU as a Service

Bare Metal · Virtualisation · Docker · Kubernetes Clusters · Virtual Desktop · Linux · Windows · Apptainer

Proprietary Orchestration

Server Agent · Analytics · Load Balancing

Tenant 1 - ABC

Encryption Group: Tenant 2 - XYZ · Tenant 3 - XYZ

Core Infrastructure

GPU Compute · Low Latency Network · File System · Data Storage

netris · VAST · NVIDIA

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TB1

AI Native Cloud (Neocloud) vs General Purpose (Hyperscaler) Cloud

Capability	SHARON AI (Neocloud)	Traditional Hyperscalers
Architecture Focus	AI-first, purpose-built infrastructure	General-purpose computing with AI add-ons
Hardware Optimization	Vertical integration with latest AI accelerators (H100, Blackwell)	General-purpose CPUs + third-party AI hardware
Performance	Optimized tensor cores, memory bandwidth, and energy efficiency	Standard performance across diverse workloads
Innovation Speed	First-mover advantage with cutting-edge AI infrastructure	Slower adoption of specialised AI hardware
Networking	High-speed, low-latency Infiniband for AI workloads	Standard virtual networks, not AI-optimised
Storage	AI-optimized storage with reduced latency	General-purpose object and block storage
Cost Efficiency	Preferential access to hardware, no markup costs	Market pricing for AI-specific components
Software Stack	Purpose-built AI frameworks (CUDA, TensorRT, cuDNN)	Adapted general-purpose tools
Developer Support	AI-focused SDKs, APIs, and specialised toolkits	Broad but less specialized development tools
Deployment Time	Faster deployment of latest AI capabilities	Longer lead times for specialised AI features
Workload Specialization	Deep learning, inference, recommendation systems	General cloud services with AI capabilities
Consulting & Support	AI lifecycle management and specialised consulting	General cloud consulting with limited AI depth

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Our Team

We are a highly experienced group of engineers and entrepreneurs. Our team members have held key roles at Equinix, Goldman Sachs, Digital Pacific, JP Morgan, Hostopia, Macquarie Bank and Australian Government, bringing deep expertise in Energy Infrastructure, AI and Cloud Computing.



Wolf Schubert

CEO
Financial Markets and Risk



Andrew Leece

Co-founder & COO
Cloud Infrastructure



Tim Broadfoot

CFO
Finance and Operations



Kieran Habojan

Head of Sales
Enterprise Sales, Cloud Infrastructure



Daniel Mons

CTO
Cloud Infrastructure



Nick Hughes-Jones

Co-founder / BDM
Financial Markets & Infrastructure



Nathanial Marsh

Data Center Operations Manager
Cloud Infrastructure



Scott Donnelly

AI Systems Administrator
Cloud Infrastructure



Steven Grosvenor

Senior Software Engineer
Cloud Infrastructure

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Board of Directors

PART 1/2

The SHARON AI Board of Directors has extensive experience across US energy infrastructure, technology & financial markets.



James Manning

Co-founder & Non-executive Chairman
Vertua Property Inc

James is the Chairman of Sharon AI. His career has spanned over 22 years across technology, finance, property development and funds management. James was the CEO and Founder of Mawson Infrastructure Group, where he built over 100 Modular Data Centers across 200MW of energy in the USA. James has completed a Master of Business (Finance) and a Masters in Property Development from the University of Technology Sydney as well as a Bachelor of Accounting from ACU. He is a Fellow of the Institute of Company Directors (FAICD), and a member of Institute of Public Accountants (IPA).



Wolf Schubert

CEO

Ex-Goldman Sachs,
JP Morgan, Vista Equity Partners

Wolf Schubert is the CEO of Sharon AI. His career has spanned over 25 years across technology, capital markets and risk management. Most recently he ran part of the institutional business at BlockFi. Before that he held senior roles at Vista Equity Partners and Strategic Value Partners, where he was Chief Risk Officer. Wolf began his career at Oliver Wyman before spending several years as an investment banker at Goldman Sachs, JP Morgan and Merrill Lynch. Born and raised in Germany, he holds undergraduate degrees from the University of Michigan, Ann Arbor, in Aerospace Engineering and Mechanical Engineering and a Master degree from Princeton University in Mechanical and Aerospace Engineering.

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Board of Directors

PART 2/2

The SHARON AI Board of Directors has extensive experience across US energy infrastructure, technology & financial markets.



Peter Woodward

Post Business Combination Close Appointee

Mr. Woodward is the founder of MHW Capital Management, LLC, a position he has held since September 2005. From 1996 to 2005, Mr. Woodward was the Managing Director for Regan Fund Management, LLC. He served as the President and Chief Executive Officer and Director of Cartesian, Inc. from June 2015 to July 2018, and currently serves as Chairman of the Board and Chairman of the Audit Committee for TSS, Inc., as Chairman of the Board and Chairman of the Audit Committee for Precision Optics Corporation, and as the CEO of Innovative Power, LLC. Prior to founding MHW Capital Management, Mr. Woodward served as an economist for the Council of Economic Advisors at the White House. Mr. Woodward holds a BA in economics from Colgate University and a Masters of International Affairs with a concentration in international economics and finance from Columbia University. He is also a Chartered Financial Analyst.



Alastair Cairns

Non-executive director

Ex-Credit Suisse, Addepar

Alastair Cairns' three-decade career spans technology, asset & wealth management, and consulting. Alastair is currently the Head of Asset Management, North America at Linedata, based in New York. He spent five years at Addepar, a provider of reporting and analytics software to wealth managers, where he was head of marketplace and president of Acervus Securities. He joined Addepar from Credit Suisse, where he held executive positions for nearly a decade in strategy, product, and M&A roles.. Before that he was head of business development at Silver Point Capital, a credit hedge fund. Alastair began his career at McKinsey & Company, where he rose to partner in the financial services practice. Born and raised in Canada, he holds degrees in Physics and Economics from Queen’s University in Canada and an MA in Economics from the University of Chicago.



Brent Lanier

Non-executive director

Ex-Vista Equity Partners,

Bain Capital, Cambridge Associates

Brent Lanier is an experienced senior technology and operations executive. He is an expert in business transformation, technology strategy and mergers & acquisitions. Most recently, he was the Global Chief Information Officer at Vista Equity Partners, one of the largest technology-focused global private equity firms, with $100BN in funds under management and over 600+ private equity transactions. Prior to Vista, he held positions at Boston Consulting Group, Bain Capital and Cambridge Associates. Brent began his career at Andersen Consulting and holds an undergraduate degree in Computer Science from Georgia Tech and an ALM in Technology Management from Harvard.

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Our Advisory Board

The SHARON AI advisory Board is made up of academic, AI/HPC research and technology industry executives.



Professor Michael E. Mueller

Advisory Board

Associate Chair and Professor, Department of Mechanical and Aerospace Engineering. Director, Graduate Certificate in Computational Science and Engineering.

Associated Faculty, Princeton Institute for Computational Science and Engineering. Associated Faculty, Andlinger Center for Energy and the Environment Princeton University.

Faculty Researcher, High Performance Algorithms and Complex Fluids Group, Computational Science Center, National Renewable Energy Laboratory.



Luc Betbeder-Matibet

Advisory Board

Luc Betbeder-Matibet is a nationally recognised subject matter expert in High-Performance Research Computing, Research Data practices and shared Research Infrastructure services. He is President of AeRo (Australia's eResearch Organisation), co-chair of the eResearch Australasian peak Annual Conference and is a member of the Australian Research Data Commons (ARDC) Research & Technology Advisory Committee. He is an Adjunct Senior Lecturer in UNSW Faculty of Medicine Centre for Big Data and has been a Visiting Scientist with the Data61 Visual Analytics Team in Australia's National Science Agency CSIRO. He has held director-level roles for 15 years in higher-ed ICT and eResearch. Luc is currently the Executive Director Research Technology Services at UNSW, a shared services function that he established which is responsible for providing Research Computing and Research Data to 5000+ researchers.

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SHARON AI – Accelerated Computing Infrastructure Platform Capabilities

Market Advantage

- NVIDIA Cloud Partner, first mover advantage in Australia
- Platform Readiness
- Partnership Ecosystem
- Existing Supply Chain Relationships

Expert Support

- Professional Services
- Solutions Architects
- Training Programs
- Ongoing Platform Development

End-to-End Solution

- Complete Service Stack including NVIDIA AI
- Enterprise software
- Integrated AI/HPC Tools
- Unified Management
- Comprehensive Support

Trust & Security

- Locally Hosted Infrastructure
- Data Sovereignty
- Compliance Support
- Secure Environments
- NEXTDC Tier IV certified co-location data center

Project Implementation

- POC Development
- Pilot Programs
- Production Scaling
- Deployment

Consulting Services

- Technical Architecture
- Use Case Identification
- Integration Support
- Go-to-Market Partnerships

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TB1

Illustrative Term Customer Contract

Example Term Contract Lifecycle

During contract GPU + network infrastructure life

3-5yrs

Contract signing	**GPU + network Infrastructure purchase & installation**		**AI/HPC Cloud Operational**	
Initial customer prepayment PO submitted for GPU + network infrastructure	Payment for GPU + network infrastructure at delivery	2-4wk installation	Revenue recognized monthly	
Month 1	**Month 3**	**Month 3-4**	**Month 5-30**	**Month 30-54**
Initial deposit	GPU + network infrastructure delivery	Monthly payments		

Post contract GPU + network infrastructure life 2yrs+

New multi-year contract

And/or

On-demand consumption

Contract description is not exhaustive, and individual contracts may differ from the above.

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SHARON
-AI-

Please contact us for more information at:

SHARON AI

www.sharonai.com

Sharon AI Inc
745 Fifth Avenue, Suite 500
New York, NY 10151

info@sharonai.com

@sharon__ai

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